SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50469

Date of Report: July 19, 2010

GREENSHIFT CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	20-3148296
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

One Penn Plaza, Suite 1612, New York, NY	10119
(Address of principal executive offices)	(Zip Code)
(212) 994-5374
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Certificate of Incorporation

On July 19, 2010, GreenShift Corporation (the “Company”) filed with the Secretary of State of the State of Delaware a certificate of amendment to the Company’s certificate of incorporation to give effect to a 1-for-10 reverse stock split (the “Reverse Split”) as of 6:00 p.m. on August 2, 2010. The Company has submitted to FINRA the requisite notification of the corporate action. There were 17,411,564,435 shares of Company common stock outstanding as of July 16, 2010, an amount which corresponds to an estimated 1,741,156,444 shares of Company common stock outstanding after completion of the Reverse Split.

Item 9.01                      Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on July 19, 2010, effective on August 2, 2010 at 6:00 p.m. Eastern Standard Time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 20, 2010                                                                           GREENSHIFT CORPORATION

By:           /s/ Kevin Kreisler
                Kevin Kreisler
Chief Executive Officer